UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   October 31, 2007

(Date of earliest event reported):   October 30, 2007

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)
1-13003	75-2259890
(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

214-631-1166
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2007, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2007 and full-year net income guidance for 2008 in the range of $32.0 to $33.0 million. The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description of Exhibit

*99.1	Press Release issued by the Registrant on October 30, 2007 announcing earnings for the quarter ended September 30, 2007 and full-year net income guidance for 2008.
______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 31, 2007	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.
	Name:	Harry J. White, Jr.
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*99.1	Press Release issued by the Registrant on October 30, 2007 announcing earnings for the quarter ended September 30, 2007 and full-year net income guidance for 2008.